UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 28, 2005

PANAMERICAN BANCORP

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22911	65-032364
(State or Other Jurisdiction of Incorporation	(Commission File No.)	(IRS Employer Identification No.)

3400 Coral Way, Miami, Florida 33451

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (305) 421-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 28, 2005, PanAmerican Bancorp (the “Company”) issued a press release announcing the Company’s unaudited results for the year ended December 31, 2004. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit 99.1 attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.

Not applicable.

(b)

Pro Forma Financial Information

Not applicable.

(c)

Exhibits.

Exhibit 99.1 — Press Release of PanAmerican Bancorp, dated January 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2005

PANAMERICAN BANCORP
By:	/s/ MICHAEL E. GOLDEN
Michael E. Golden Chief Executive Officer and President

Index to Exhibits

Exhibit No.	Exhibit Title

99.1	Press Release of PanAmerican Bancorp, dated January 28, 2005